Acquisition of Non-Controlling Interests	12 Months Ended
Jun. 30, 2025
Acquisition of Non-Controlling Interests [Abstract]
ACQUISITION OF NON-CONTROLLING INTERESTS

3 - ACQUISITION OF NON-CONTROLLING INTERESTS

On March 4, 2023, the Company entered into a share purchase agreement (“SPA”) with the then non-controlling shareholders of Beijing Deran, pursuant to which the Company acquired the remaining 49% equity interests of Beijing Deran by issuing 1,278 Class A ordinary shares, as calculated pursuant to the terms specified in the SPA, and paying a cash consideration of RMB3.5 million (approximately $483,000), to such shareholders. Upon closing of the acquisition of the 49% equity interest, the Company became the sole shareholder of Beijing Deran. The Company accounted for the transaction as an equity transaction and recognized the difference between the carrying amount of the non-controlling interests of $1,486,074 and the consideration of $1,482,572 as an adjustment against additional paid-in capital.